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                                                                     EXHIBIT 8.1

      Set forth below is a listing of CNH Global N.V.'s directly and indirectly owned (10% or greater) subsidiaries and affiliates as of December 31, 2003:

                                                                                                  OWNERSHIP
         COMPANY NAME                                                            COUNTRY          PERCENTAGE
         Austoft Industries Ltd.                                                Australia            100
         Banco CNH Capital Brazil S.A.                                           Brazil              100
         BLI Group, Inc.                                                           USA               100
         Blue Leaf I.P., Inc.                                                      USA               100
         Case Brasil & Ltda.                                                     Brazil              100
         Case Brazil Holdings, Inc.                                                USA               100
         Case Canada Receivables, Inc.                                           Canada              100
         Case Credit Australia Investments Pty. Ltd.                            Australia            100
         Case Credit Corporation                                                   USA               100
         Case Credit Holdings Limited                                              USA               100
         Case Credit Ltd.                                                        Canada              100
         Case Equipment Holdings Limited                                           USA               100
         Case Equipment International Corporation                                  USA               100
         Case Europe S.A.R.L.                                                    France              100
         Case Harvesting Systems, GmbH                                           Germany             100
         Case India Limited                                                        USA               100
         Case International Limited                                          United Kingdom          100
         Case International Marketing, Inc.                                        USA               100
         Case LBX Holdings, Inc.                                                   USA               100
         Case Machinery (Shanghai) Co., Ltd.                                      China              100
         Case Mexico S.A.                                                        Mexico              100
         Case New Holland Inc.                                                     USA               100
         Case United Kingdom Limited                                         United Kingdom          100
         Case Wholesale Receivables, Inc.                                          USA               100
         Case, LLC                                                                 USA               100
         CNH Argentina S.A.                                                     Argentina            100
         CNH Australia Pty. Ltd.                                                Australia            100
         CNH Belgium N.V.                                                        Belgium             100
         CNH Canada, Ltd.                                                   Canada (Ontario)         100
         CNH Capital (Europe) PLC                                                Ireland             100
         CNH Capital Australia Pty. Ltd.                                        Australia            100
         CNH Capital Benelux S.A.                                                Belgium             100
         CNH Capital Corporation                                                   USA               100
         CNH Capital Insurance Agency Inc.                                         USA               100
         CNH Capital PLC                                                         Ireland             100

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
         CNH Capital Receivables Inc.                                              USA               100
         CNH Capital U.K. Ltd.                                               United Kingdom          100
         CNH Danmark A/S                                                         Denmark             100
         CNH Deutschland GmbH                                                    Germany             100
         CNH Engine Corporation                                                    USA               100
         CNH Finance Services GmbH                                               Germany             100
         CNH Financial Services S.R.L.                                            Italy              100
         CNH France S.A.                                                         France              100
         CNH Information Technology Company LLC                                    USA               100
         CNH International S.A. Luxembourg                                     Luxembourg            100
         CNH Italia S.p.A.                                                        Italy              100
         CNH Latino Americana Ltda                                               Brazil              100
         CNH Maquinaria Spain S.A.                                                Spain              100
         CNH Movimento Terra S.p.A                                                Italy              100
         CNH Osterreich GmbH                                                     Austria             100
         CNH Polska Sp.zo.o                                                      Poland              100
         CNH Receivables Inc.                                                      USA               100
         CNH Servicos Ternicos e Desenvolvimento de Negogios Ltda.               Brazil              100
         CNH Trade N.V.                                                        Netherlands           100
         CNH U.K. Limited                                                    United Kingdom          100
         CNH Wholesale Receivables Inc.                                            USA               100
         David Brown Tractors (Ireland) Ltd.                                     Ireland             100
         Fermec North America, Inc.                                                USA               100
         Fiat Kobelco Construction Belgium S.A.                                  Belgium             100
         Fiat Kobelco Construction Machinery S.p.A.                               Italy               75
         Fiatallis North America, Inc.                                             USA               100
         Flexi-Coil (U.K.) Limited                                           United Kingdom          100
         Harbin New Holland Tractors Co. Ltd.                                     China              100
         HFI Holdings, Inc.                                                        USA               100
         International Harvester Company                                           USA               100
         J.I. Case Company Limited                                           United Kingdom          100
         JV UzCaseMash LLC                                                     Uzbekistan             60
         JV UzCaseService LLC                                                  Uzbekistan             51
         JV UzCaseTractor LLC                                                  Uzbekistan             51
         Kobelco Construction Machinery America LLC                                USA                65
         Kobelco Construction  Machinery Europe N.V.                           Netherlands           100
         MBA AG, Baumaschinen                                                  Switzerland           100
         Multi Rental Locacao de Maquinas e Equipamentos Ltda.                   Brazil              100
         New Holland (Canada) Credit Company                                Canada (Ontario)         100
         New Holland (Canada) Credit Holding Ltd.                                Canada              100

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
         New Holland Australia Pty. Ltd.                                        Australia            100
         New Holland Canada, Ltd.                                                Canada              100
         New Holland Credit Australia Pty. Limited                              Australia            100
         New Holland Credit Company, LLC                                           USA               100
         New Holland Excavator Holdings LLC                                        USA               100
         CNH Financial Services A/S                                              Denmark             100
         New Holland Financial Services Limited                              United Kingdom          100
         CNH Financial Services S.A.                                             France              100
         New Holland Holding Limited                                         United Kingdom          100
         New Holland Holdings (Argentina) S.A.                                  Argentina            100
         New Holland Limited                                                 United Kingdom          100
         New Holland Mauritius (Private) Limited                                Mauritius            100
         New Holland North America, Inc.                                           USA               100
         CNH - Comercio de Tractores e Maquinas Agricolas, Limitada             Portugal             100
         New Holland Receivables Corporation                                       USA               100
         New Holland Retail Receivables Corporation I                              USA               100
         New Holland Retail Receivables Corporation II                             USA               100
         New Holland Superannuation Pty. Ltd.                                   Australia            100
         New Holland Tractor Limited N.V.                                        Belgium             100
         New Holland Tractors (India) Private Limited                             India              100
         O&K Hilfe GmbH                                                          Germany             100
         O&K Orenstein & Koppel GmbH                                             Germany             100
         Olaf Poulsen A/S.                                                       Denmark             100
         Pryor Foundry, Inc.                                                       USA               100
         Receivables Credit Corporation                                     Canada (Alberta)         100
         Receivables Credit II Corporation                                  Canada (Alberta)         100
         Receivables Credit III Corporation                                 Canada (Alberta)         100
         RosCaseMash                                                             Russia               51
         Servicios Case Mexicana, S.A. de C.V.                                   Mexico              100
         Shanghai New Holland Agricultural Machinery Corporation Limited          China               60
         UzCaseagroleasing                                                     Uzbekistan             51
         Al-Ghazi Tractors Ltd.                                                 Pakistan              43
         Brahma Steyr Tractors Limited                                            India               36
         CNH Capital Europe SAS                                                  France               50
         Consolidated Diesel Company                                               USA                50
         Consorzio Cofhirete                                                      Italy               46
         Consorizo per los viluppo delle Aziende Fornitrici                       Italy               10
         Corporation for the Romanian Agricultural Project SRL                   Romania              10
         Employers' Health Initiatives, LLC                                        USA                50

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
         European Engine Alliance EEIG                                       United Kingdom           33
         European Engine Alliance Srl                                             Italy               33
         GQM Products LLC                                                          USA                50
         Fiat Gra. De EEIG                                                   United Kingdom           23
         Kobelco Construction Machinery Co Ltd.                                   Japan               20
         L&T Case Equipment Private Limited                                       India               50
         LBX Company LLC                                                           USA                50
         Lublesha Fabryka Maszyn Rolniczysh S.A.                                 Poland               18
         Megavolt, L.P., L.L.L.P.                                                  USA                40
         New Holland de Mexico, S.A. de C.V.                                     Mexico               50
         New Holland Finance Ltd.                                            United Kingdom           49
         New Holland HFT Japan, Inc.                                              Japan               50
         New Holland Trakmak Traktor Ve Ziraat Makineleri A.S.                   Turkey               38
         Plast-Form Sp.zo.o                                                      Poland               12
         Polagris S.A.                                                          Lithuania             11
         Sip-Mot S.A.                                                            Poland               22
         Turk Traktor Ve Ziraat Makineleri A.S.                                  Turkey               38
         Fiat-Revisione Interna e Ispettora to S.c.r.l.                           Italy               10
         Nuova Didactica S.c.a.r.l.                                               Italy               12
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